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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 28, 1996
                                                  -------------

           Polish Telephones and Microwave Corporation
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      (Exact name of registrant as specified in its Charter)
               (d/b/a Telscape International, Ltd.)


       Texas                     0-24622    	      75-2433637
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(State or other jurisdiction   (Commission	   (IRS Employer
     of incorporation)         File Number)   Identification No.)


433 East Las Colinas Boulevard, Suite 815, Irving, Texas    75039
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (214) 831-8722
                                                   --------------


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(Former name or former address, if changed since last report.)

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ITEM 5.      OTHER EVENTS

On June 28, 1996, Polish Telephones and Microwave Corporation ("the Company"), a Texas corporation, filed an Assumed Name Certificate with the state of Texas. Accordingly, the Company is now conducting business as Telscape International, Ltd. In connection with the name change the Company's trading symbol will change from "PTMC" to "TSCP".




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                      Polish Telephones and Microwave Corporation
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                                      (Registrant)

July 12, 1996           /s/ Gary Panno
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                                       Gary Panno
                                Chief Executive Officer